EXHIBIT 99

MONTHLY OPERATING REPORT

CHAPTER 11

Case Name:	Mississippi Chemical Corporation

Case Numbers:	03-2984 WEE	03-2986 WEE	03-2988 WEE	03-2990 WEE	03-2992 WEE
	03-2985 WEE	03-2987 WEE	03-2989 WEE	03-2991 WEE	03-2993 WEE

For Period:	June 1, 2003	to	June 30, 2003

This Report is Due 15 Days After the End of the Month.
Mark One Box For Each Required Report/Document

The debtor must attach each of the following reports unless the United States Trustee has waived the requirements in writing. File original with Clerk of Court and duplicate with UST with an original signature.

Report/Document Attached	Previously Waived	Required Reports / Documents

X		Comparative Balance Sheets (FORM 2-B)

X		Profit and Loss Statement (FORM 2-C)

X		Cash Receipts & Disbursements Statement (FORM 2-D)

X		Supporting Schedules (FORM 2-E)

X		Narrative (FORM 2-F)

	X	Copies of Bank Statement(s) and Reconciliations of Bank Balance to Book Balance for all Account(s)

I declare under penalty of perjury that the following Monthly Financial report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on:	August 15, 2003		Debtor(s):	Mississippi Chemical Corporation

			By:	/s/ Mickey W. Crane
Mickey W. Crane

			Position:	Director of Accounting

			Phone:	662.746.4131

FORM 2-A
MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE

(Dollars in Thousands)	05/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03
ASSETS
Current assets:
Cash and cash equivalents	$ 2,126	$ 2,441	$ 6,101						#REF!
Accounts receivable, net of allowance for doubtful accounts	39,909	41,587	56,418						#REF!
Inventories:
Finished products	39,612	44,783	29,211						#REF!
Raw materials	5,958	6,660	6,452
Replacement Parts	31,991	31,195	30,750
Prepaid expenses and other current assets	7,801	9,199	3,688
Deferred income taxes	5,388	6,474	5,445
Total current assets	132,784	142,339	138,064

Investments in affiliates	110,706	111,126	111,422
Other assets	26,688	27,738	44,512
Property, plant and equipment, net of accumulated depreciation	297,836	295,644	293,591
	$ 568,014	$ 576,846	$ 587,589
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ (0)	$ 12,276	$ 15,444
Accrued liabilities	614	1,780	3,781
Deferred income taxes	0	0	0
Total current liabilities	614	14,056	19,225

Liabilities Subject to Compromise:
Secured	159,033	159,729	159,104
Priority	11,063	9,566	10,092
Unsecured	300,030	301,021	297,111
	470,126	470,316	466,307

Long-term debt			0
Other long-term liabilities and deferred credits	15,197	14,289	36,872
Deferred income taxes			0

Shareholders' equity:
Common stock	280	280	280
Additional paid-in capital	306,063	306,063	306,063
Retained earnings	(196,012)	(200,050)	(200,637)
Accumulated other comprehensive income (loss)	221	367	(12,046)
Treasury stock, at cost	(28,474)	(28,474)	(28,474)
Total Shareholders' equity	82,078	78,185	65,186
	$ 568,014	$ 576,846	$ 587,589

    FORM 2-B

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE
(Dollars in Thousands)	Fiscal Year To Date 5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03
Revenues:
Net sales	$ 379,708	$ 18,651	$ 45,896
Other revenue	1,331	184	508
	381,039	18,834	46,404

Operating expenses:
Cost of products sold	368,401	20,813	43,245
Selling, general and administrative	28,082	1,828	1,688
Impairment of long-lived assets	70,889	-	-
Idle plant cost	14,107	358	2,629
	481,480	23,000	47,561

Operating income	(100,441)	(4,166)	(1,157)

Other (expense) income:
Interest, net	26,475	1,741	918
Other	(5,023)	191	(232)

(Loss) income before reorganization expenses and income taxes	(121,893)	(6,097)	(1,843)

Reorganization items:
Legal & professional fees	2,794	-	456
Financing fees	-	-	-
Bankruptcy trustee fees	-	-	-
Settlements with customers and vendors	-	-	-
Rejected executory contracts	-	-	-
	2,794	-	456

(Loss) income before income taxes	(124,687)	(6,097)	(2,299)

Income tax (benefit) expense	(31,908)	(2,059)	(1,712)

Net (loss) income	$ (92,779)	$ (4,038)	$ (587)

FORM 2-C

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
(Dollars in Thousands)
Week Ending	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04	04/30/04
Beginning Cash Balance	$ 2,126	$ 2,441								$ 6,101	$ 6,101	$ 6,101
Operating Receipts
Deposits	17,576	37,356
Intercompany Transfers	28,352	41,478
Total Cash Receipts	45,928	78,834	-	-	-	-	-	-	-	-	-	-
Operating Disbursements:
Raw Material Purchases	3,719	7,975
Natural Gas	9,322	9,867
Delivery & Storage		2,988
Payroll & Benefits	2,409	4,888
Taxes, Licenses, Duties, etc.	809	3,094
Interest		2,412
Capital Expenditures		527
Debtor/Creditor Fees		-
Reorganization	698	-
Intercompany Transfer	28,352	41,478
Other	837	2,553
Total Operating Disbursements	46,146	75,782	-	-	-	-	-	-	-	-	-	-

Net Cash Flows from Operations	(218)	3,052	-	-	-	-	-	-	-	-	-	-

Negative Cash Balance Reclassified to Payables	532	608

Net DIP Advances (Payments)		-

Ending Cash Balances	$ 2,441	$ 6,101

Loan Balances
DIP Balance, Beginning	-	-	-	-	-	-	-	-	-	-	-	-
Net DIP Advances (Payments)	-	-	-	-	-	-	-	-	-	-	-	-
DIP Balance, Ending	-	-	-	-	-	-	-	-	-	-	-	-
Letters of Credit	-	-	-	-	-	-	-	-	-	-	-	-
Total DIP Loans	-	-	-		-	-	-	-	-	-	-	-

Trustee Fees (Dollars):
Beginning Balance	$ -	$ 56,500
Estimated	56,500	12,250
Payment	-
Ending Balance	$ 56,500	$ 68,750

 FORM 2-D

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedule-Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
For the Period: June 1, 2003 to June 30, 2003

	Case Numbers==>	03-2984	03-2985	03-2986	03-2987	03-2988	03-2989	03-2990	03-2991	03-2992	03-2993
(Dollars in Thousands)	Total	Mississippi Chemical Corporation	Mississippi Nitrogen, Inc.	MissChem Nitrogen, LLC	Mississippi Chemical Company, LP	Mississippi Chemical Management Company	Mississippi Phosphates Corporation	Mississippi Potash, Inc.	Eddy Potash, Inc.	Triad Nitrogen, LLC	Melamine Chemicals, Inc.

Beginning Cash Balance	$ 2,441	$ 2,282	$ -	$ 1	$ 42	$ -	$ 6	$ 92	$ 0	$ 18	$ -

Operating Receipts
Deposits	37,356	1,631			26,047		4,967	4,700			11
Intercompany Deposits	41,478	24,222	2,743	3,112		174	959	2,916		7,352
Total Cash Receipts	78,834	25,853	2,743	3,112	26,047	174	5,926	7,616	-	7,352	11

Operating Disbursements:
Raw Material Purchases	7,975		2,224	2,551			3,199
Natural Gas	9,867	2,564					73	486		6,744
Delivery & Storage	2,988		519	171	823	74	88	1,311		2
Payroll & Benefits	4,888	4,277		8	0	0	40	563
Taxes, Licenses, Duties, etc.	3,094	2,274		99	25	0	38	471		186
Interest	2,412	2,312								100
Capital Expenditures	527			6			277	50		194
Debtor/Creditor Fees	-
Reorganization	-
Intercompany Payments	41,478	10,491			25,188		1,904	3,881	2		11
Other	2,553	185	1	394	(90)	101	525	1,223	(1)	215
Total Operating Disbursements	75,782	22,104	2,743	3,229	25,947	176	6,143	7,986	1	7,442	11

Net Cash Flows from Operations	3,052	3,749	-	(117)	100	(1)	(218)	(370)	(1)	(91)	-

Negative Cash Balance Reclassified to Payables	608	41	-	117	(142)	1	218	291	1	81	-

Net DIP Advances (Payments)	-

Ending Cash Balances	$ 6,101	$ 6,073	$ -	$ 1	$ 0	$ (0)	$ 6	$ 13	$ 0	$ 8	$ -

Loan Balances
DIP Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net DIP Advances (Payments)	-	-	-		-	-	-	-	-	-	-
DIP Balance, Ending	-	-	-	-	-	-	-	-	-	-	-
Letters of Credit	-	-	-	-	-	-	-	-	-	-	-
Total DIP Loans	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Cumulative Disbursements	$ 121,927	$ 37,843	$ 2,744	$ 9,520	$ 38,477	$ 189	$ 9,442	$ 13,303	$ 3	$ 10,395	$ 11

Trustee Fees (Dollars):
Beginning Balance	$ 56,500	$ 10,000	$ 250	$ 10,000	$ 10,000	$ 250	$ 8,000	$ 10,000	$ 250	$ 7,500	$ 250
Estimated	12,250	-	7,250	-	-	500	2,000	-	-	2,500	-
Payment	-
Ending Balance	$ 68,750	$ 10,000	$ 7,500	$ 10,000	$ 10,000	$ 750	$ 10,000	$ 10,000	$ 250	$ 10,000	$ 250

FORM 2-E-1

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Accounts Payable and Accounts Receivable Summary
For the Period: June 1, 2003 to June 30, 2003
Case Number: 03-2984WEE

(Dollars in Thousands)	Total	0 - 30	31-60	61-90	Over 90
Accounts Payable Aging:
Taxes --
FIT	$ (0)	$ (0)
FICA	0	0
FUTA	1	1
SIT	53	53
SUTA	2	2
Other	711	711
A/P Trade	4,080	4,080
A/P Received not paid	3,930	3,930
A/P Consignment parts	67	67
A/P Freight	706	706
A/P Contract retention	-
A/P Competitive discounts	(116)	(116)
A/P Medical claims - IBNR	(6)	(6)
A/P Other	7,307	7,307
Employee benefits & withholdings	398	398
Accrued taxes - Federal & State	31	31
Accrued interest	(739)	(739)
Closure cost - Current	2,800	2,800
	$ 19,225	$ 19,225	$ -	$ -	$ -

Accounts Receivable Aging:
A/R Trade	$ 54,072	45,260	7,724	1,075	14
A/R Miscellaneous Billings	1,293	1,173	53	65	2
A/R Other	1,018	1,018
A/R Affiliates	29	29
Notes Receivable-Employees	6	6
	$ 56,418	$ 47,485	$ 7,777	$ 1,140	$ 16

FORM 2-E-2

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Insurance Coverage Summary
For the Period: June 1, 2003 to June 30, 2003
Case Number: 03-2984WEE

Type	Carrier/Agent	Coverage ($)	Date of Expiration	Premium Paid
Insurance Schedule:
Excess Workers' Compensation	National Union/Alembic Captive Arthur J. Gallagher & Co.	$ 1,000,000	07/01/03	Yes
Workers' Compensation	National Union/Alembic Captive Arthur J. Gallagher & Co.	$ 1,000,000	07/01/03	Yes
General Liability	National Union/Alembic Captive Arthur J. Gallagher & Co.	$ 2,000,000	07/01/03	Yes
Automobile Liability	National Union/Alembic Captive Arthur J. Gallagher & Co.	$ 2,000,000	07/01/03	Yes
Pollution Legal Liability	American International SLIC Arthur J. Gallagher & Co.	$ 2,000,000	07/01/03	Yes
Maritime Liability	American Home Assurance Company Arthur J. Gallagher & Co	$ 2,000,000	07/01/03	Yes
Directors & Officers Liability	Federal Insurance Company Marsh, Chicago	$ 15,000,000	07/01/03	Yes
Fiduciary Liability	Federal Insurance Company Marsh, Chicago	$ 10,000,000	07/01/03	Yes
Excess Liability (1st Layer)	National Union Fire Insurance Company Arthur J. Gallagher & Co.	$ 25,000,000	07/01/03	Yes
Excess Liability (2nd Layer)	XL Insurance Company Limited	$100,000,000	07/01/03	Yes
Arthur J. Gallagher & Co. and JLT Risk Solution (Bermuda)
Excess Liability (3rd Layer)	Starr Excess Arthur J. Gallagher & Co.	$ 50,000,000	07/01/03	Yes
Property/Time Element insurance	Lloyd's of London and others	$300,000,000	07/01/03	Yes
Arthur J. Gallagher & Co., JLT Risk Solutions (London & Bermuda) and Creative Risk Solution
Transit Insurance	St. Paul Fire & Marine Insurance Company Marsh, Chicago	$ 10,000,000	Until Cancelled	Yes
Crime insurance	Federal Insurance Company Marsh, Chicago	$ 5,000,000	07/01/03	Yes
Political Risk	Lloyd's of London and others Arthur J. Gallagher & Co.	$364,015,278	07/01/05	Yes

FORM 2-E-3

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Narrative
For the Period: June 1, 2003 to June 30, 2003
Case Number: 03-2984WEE

DISCUSSION

A.

On June 20, 2003, Mississippi Chemical temporarily idled production at its Yazoo City, MS nitrogen complex due to continued natural gas volatility and high natural gas prices. In addition, potash production in Carlsbad, NM was also temporarily idled because of high inventory levels. Employees were furloughed without pay as a result of this change. Approximately 130 employees in Yazoo City and 380 employees in Carlsbad were impacted by this change in operations.

B.

The resulting impact of the above noted event on the financial statements increased idle plant expense in the month of June. In addition, efforts were made to reduce finished product inventory levels, which in turn increased cash and trade accounts receivable balances.

C.	Prepaid expenses and other current assets declined in June as natural gas suppliers and other major suppliers began lessening pre-payment for goods and services.
D.

In June 2003, Mississippi Chemical recorded a pension liability on its books totaling $26.5 million. As part of the recognition of this liability, an intangible asset in the amount of $7.8 million due to unrecognized prior service cost. The net of these two amounts $18.7 million was recorded as other comprehensive income as prescribed by FAS 87 - "Employer's Accounting for Pensions."

FORM 2-E-4